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GuideStone Funds

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GUIDESTONE FUNDS

Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Real Estate Securities Fund, Global Bond Fund, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

April 4, 2007

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series of GuideStone Funds (the “Trust”). The Board of Trustees of the Trust (the “Board”) has approved (1) the appointment of a new sub-adviser, The Boston Company Asset Management, LLC, to manage a portion of the International Equity Fund’s portfolio; and (2) a new sub-advisory agreement between the Trust, GuideStone Capital Management and Genesis Asset Managers, LLP on behalf of the International Equity Fund, due to the merger of Genesis Asset Managers, LLP, a current sub-adviser to the Fund, and its parent company. The Boston Company Asset Management, LLC will manage a portion of the International Equity Fund’s portfolio previously managed by another sub-adviser. There will be no change in the investment objective and policies of the International Equity Fund, or the aggregate advisory fees paid by that Fund, as a result of the changes.

In addition, the Board and GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of each Fund, have approved an amendment to the fee schedule of the sub-advisory agreement between the Trust, GuideStone Capital Management and Northern Trust Investments, N.A on behalf of each Fund. The amendment will result in an increase of the aggregate advisory fee payable by each Fund in an amount of less than 0.01% (one basis point).

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (48433) and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

John R. Jones President

GUIDESTONE FUNDS

Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Real Estate Securities Fund, Global Bond Fund, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

April 4, 2007

This document is an Information Statement for shareholders of Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Real Estate Securities Fund, Global Bond Fund, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, and MyDestination 2045 Fund (collectively, the “Funds”), each a series of GuideStone Funds (the “Trust”). GuideStone Capital Management (the “Investment Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The Funds’ principal underwriter is PFPC Distributors, Inc. (“Distributor”), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the transfer agent and administration and accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about April 18, 2007 to the shareholders of record of each Fund as of March 16, 2007 (the “Record Date”).

As further described in the Funds’ prospectus, the assets of each Fund are or may be allocated among multiple sub-advisers. On December 17, 2002, the Trust and the Investment Adviser received an exemptive order from the U.S. Securities and Exchange Commission to permit the Investment Adviser and the Trust’s Board of Trustees to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Investment Adviser is able, subject to the approval of the Trust’s Board of Trustees (the “Board”), to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval.

This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

International Equity Fund. On February 23, 2007, The Boston Company Asset Management, LLC (“TBCAM”) was appointed as sub-adviser to manage a portion of the assets of the International Equity Fund. TBCAM replaced Oechsle International Advisors, LLC (“Oechsle”), which had served as one of the International Equity Fund’s sub-advisers.

On or about March 31, 2007, the Trust and the Investment Adviser will enter into a sub-advisory agreement on behalf of the International Equity Fund with Genesis Asset Managers, LLP (“GAM”). GAM is the new entity that will result from the merger of Genesis Asset Managers, LLP, the International Equity Fund’s current sub-adviser, with and into its parent company, Genesis Fund Managers, LLP. The merger may be deemed to result in the assignment of the International Equity Fund’s existing sub-advisory agreement with Genesis Asset Managers, LLP; however, the terms of the new sub-advisory agreement with GAM will be substantially identical to the previous sub-advisory agreement, and the advisory fees payable by the Fund will not change.

All Funds. On February 23 and February 27, 2007, respectively, the Board and GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of each Fund, approved an amendment to the fee schedule of the sub-advisory agreement between the Trust, the Investment Adviser and Northern Trust Investments, N.A. (“NTI”) on behalf of each Fund. The amendment will result in an increase of the aggregate advisory fee payable by each Fund in an amount of less than 0.01% (one basis point).

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s most recent semi-annual or annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStoneFunds.org.

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As of the Record Date, the following are the shares that were issued and outstanding:

Fund	GS2 Class	GS4 Class	GS6 Class	GS8 Class
Flexible Income Fund	N/A	22,205,415.393	1,425,814.144	640,015.213

Growth and Income Fund	N/A	90,217,373.669	1,740,268.499	932,446.952

Capital Opportunities Fund	N/A	67,125,670.880	902,041.945	786,166.105

Global Equity Fund	N/A	56,375,605.751	1,412,144.085	605,314.946

Low Duration Bond Fund	14,287,327.678	54,042,629.485	582,701.338	564,763.893

Medium Duration Bond Fund	15,995,563.751	81,518,317.681	1,608,855.949	628,309.348

Extended Duration Bond Fund	8,485,329.176	31,341,743.834	1,953,379.838	689,246.836

Global Bond Fund	N/A	10,664,786.546	N/A	N/A

Equity Index Fund	7,703,199.141	22,537,409.267	1,274,778.501	561,784.752

Real Estate Securities Fund	N/A	12,361,339.774	N/A	N/A

Value Equity Fund	20,332,141.492	74,425,213.853	1,688,638.729	656,117.471

Growth Equity Fund	19,072,634.118	73,349,998.966	1,063,052.159	532,548.648

Small Cap Equity Fund	6,603,130.021	29,534,122.270	1,588,413.788	588,223.339

International Equity Fund	14,420,955.672	64,288,485.644	1,534,515.221	503,790.975

Flexible Income Fund I	6,571,911.759	N/A	N/A	N/A

Growth and Income Fund I	29,068,022.148	N/A	N/A	N/A

Capital Opportunities Fund I	18,110,010.835	N/A	N/A	N/A

Global Equity Fund I	12,884,975.650	N/A	N/A	N/A

MyDestination 2005 Fund	N/A	617,077.109	100,134.865	100,134.865

My Destination 2015 Fund	N/A	1,999,682.872	100,199.793	100,517.762

My Destination 2025 Fund	N/A	1,131,074.286	101,516.706	105,766.395

My Destination 2035 Fund	N/A	542,915.471	99,419.112	100,520.839

My Destination 2045 Fund	N/A	253,249.158	99,756.058	100,486.252

Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Funds as of the Record Date. The executive officers and the

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Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date, to the knowledge of the Investment Adviser.

I.	International Equity Fund

A.	Appointment of The Boston Company Asset Management, LLC as Sub-Adviser

Appointment. At a regular meeting of the Board held on February 22-23, 2007, the Board, and separately, the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) unanimously approved the Investment Adviser’s proposal to engage TBCAM to provide sub-advisory services with respect to a portion of the International Equity Fund commencing on or about March 21, 2007. TBCAM has replaced Oechsle International Advisors, LLC (“Oechsle”), which had served as the Fund’s sub-adviser. TBCAM joins AllianceBernstein L.P., Capital Guardian Trust Company, Genesis Asset Managers, LLP (which will be entering into a merger, as described below), Mondrian Investment Partners Ltd., Philadelphia International Advisors, L.P. and Walter Scott & Partners Limited and NTI, the current sub-advisers of the Fund, which continue to provide sub-advisory services with respect to portions of the Fund.

The sub-advisory agreement among the Trust, the Investment Adviser and Oechsle was terminated on February 23, 2007. The Investment Adviser carefully monitors the performance of the Fund’s sub-advisers and their adherence to the Fund’s investment objectives. In the course of this process, the Investment Adviser concluded that the investment strategy that Oechsle implemented with respect to the Fund had underperformed its benchmark since the Fund’s inception, and that several changes in Oechsle’s investment management personnel had not resulted in improved performance. The Investment Adviser determined that the addition of TBCAM would enhance the investment strategy of the Fund, which, as of March 12, 2007, reached approximately $1.46B in assets. The Investment Adviser believes that the addition of TBCAM will improve the performance of the Fund’s relative growth exposure through the use of quantitative investment models and dedicated exposure to growth-oriented sectors of the international equity market.

In making its determination to hire TBCAM, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the fees charged to comparable clients, and information regarding the TBCAM’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board also reviewed presentations by the Investment Adviser regarding the comprehensive screening process it used to recommend TBCAM. The Board received and considered information about the potential of TBCAM to experience economies of scale as the Fund grows in size. The fee schedule for TBCAM incorporates fee breakpoints which will benefit the Fund as the assets grow in market value. Because the engagement of TBCAM is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, this factor was not considered by the Board. The Board noted that total investment advisory fees for the Fund, which would not change, continued to be competitive with fees paid by other similar funds to other advisors.

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The Board considered potential “fall-out” or ancillary benefits anticipated to be received by TBCAM and its affiliates as a result of their arrangements with the Fund. The Board concluded that any potential benefits to be derived by TBCAM included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board also considered the favorable past performance history of similar accounts managed by TBCAM, noting that the composite performance of such accounts outperformed the relevant benchmark for the International Equity Fund in all years and resided near the top quartile for the peer universe of similarly managed funds over a three year period.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of TBCAM. In addition, since January 1, 2006, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which TBCAM, any parent or subsidiary of the TBCAM or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding TBCAM. TBCAM offers a bottom-up approach to stock selection that focuses on fundamental research in a process-driven environment. The portfolio managers jointly and primarily responsible for overseeing Boston Company’s portion of the International Equity Fund are Jeffrey R. Sullivan, CFA and Remi J. Browne, CFA. Messrs. Sullivan and Browne each have five years of research and portfolio management experience with the firm. Although Messrs. Sullivan and Browne use input from the research analysts to inform their decisions, they have the ultimate control on all investment decisions made. More information about TBCAM is provided in Appendix B.

Comparison of the Management Fees. The management fee paid by the Fund will remain the same as it was prior to the effectiveness of the TBCAM Agreement. For the fiscal year ended December 31, 2006, each Class of the Fund paid a management fee of 0.96% of average daily net assets.

Description of the TBCAM Agreement. The TBCAM Agreement became effective on February 23, 2007. This description of the TBCAM Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix E. Except as to compensation and effective date, the terms of the TBCAM Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Investment Adviser and the Fund’s other sub-advisers, including the previous sub-advisory agreement with Oechsle. The TBCAM Agreement will continue in effect for an initial term of two years. Thereafter, the TBCAM Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the TBCAM Agreement, TBCAM manages the assets of the Fund that are allocated to it by the Investment Adviser. TBCAM has discretion pursuant to the TBCAM Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with the Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although TBCAM is subject to the overall supervision of the Board and

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officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The TBCAM Agreement recognizes that TBCAM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide TBCAM with research, analysis, advice or similar services. The TBCAM Agreement also provides that TBCAM will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder with respect to transactions TBCAM effects on behalf of the Fund, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to TBCAM’s investments on its behalf and make available to the Board and the Investment Adviser any economic, statistical and investment services that TBCAM normally makes available to its institutional investors or other customers.

The TBCAM Agreement does not protect TBCAM against liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Agreement. The TBCAM Agreement terminates automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s Advisory Agreement with the Investment Adviser. The TBCAM Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

B.	Appointment of Genesis Asset Managers, LLP as Sub-Adviser

Appointment. At a regular meeting of the Board held on February 22-23, 2007, the Board, and separately, the Independent Trustees, unanimously approved a sub-advisory agreement between the Trust, the Investment Adviser and GAM on behalf of the International Equity Fund (“GAM Agreement”).

Genesis Asset Managers, LLP, responsible for managing a portion of the assets of the International Equity Fund, is controlled by Genesis Fund Managers, LLP (GFM), its parent and Managing Member. Both Genesis Asset Managers, LLP and GFM are registered as investment advisers under the Investment Advisers Act of 1940. On or about March 31, 2007, Genesis Asset Managers, LLP will merge with and into its parent company, GFM, and the resulting new entity will be renamed GAM. The Genesis entities have advised the Investment Adviser that the merger is a positive development as it will streamline the firm’s administrative and regulatory functions, improve transparency of operations and eliminate the potential for confusion among advisory clients. The merger will not change the management, operation or ownership of the Genesis business; however, it may be deemed to result in an assignment of the sub-advisory agreement with Genesis Asset Managers, LLP to a new corporate entity, GAM. The sub-advisory agreement with Genesis Asset Managers, LLP provides for its termination upon assignment. Accordingly, the Board of the International Equity Fund has approved the GAM Agreement on behalf of the Fund.

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At its February 22-23 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of GAM as sub-adviser to the International Equity Fund, as proposed by the Investment Adviser. The Board reviewed information provided by GAM in connection with its consideration of the appointment, as well as the proposed GAM Agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the International Equity Fund, as most recently considered by the Board at its September 13-14, 2006 meeting, would not change as a result of the merger. The Board also considered the proposed compensation for services provided by GAM as a sub-adviser to the International Equity Fund, which did not result in an increase in management fees for the International Equity Fund.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of GAM. In addition, since January 1, 2006, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which GAM, any parent or subsidiary of the GAM or any subsidiary of a parent of such entities was or is to be a party.

The GAM Agreement is substantially identical to the International Equity Fund’s former sub-advisory agreement with Genesis Asset Managers, LLP. There are no changes to the investment personnel or to the services provided to the International Equity Fund as a result of the merger. More information about GAM can be found in Appendix C.

Comparison of Management Fees. The fees payable to GAM under the GAM Agreement are identical to the fees under the former sub-advisory agreement. Furthermore, the management fee paid by the International Equity Fund will be the same as the current management fee. Please see “Comparison of the Management Fees” in Table A on page 10 for more information.

Comparison of the Former and New Sub-Advisory Agreements. The former sub-advisory agreement with Genesis Asset Managers, LLP (which will remain in effect until on or about March 31, 2007) and the new GAM Agreement are substantially identical. The description of the GAM Agreement below also accurately describes the former sub-advisory agreement. In addition, the description of the GAM Agreement is qualified in its entirety by the form of the agreement itself, which is included in Appendix E. As a result, there will be no change in the nature or quality of the services provided to the Fund, and there will be no change in the Fund’s advisory fees.

The GAM Agreement will become effective on or about March 31, 2007, and will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the International Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees. The Board initially approved the former sub-advisory agreement on July 1, 2001, and the agreement became effective on August 27, 2001, when the International Equity Fund commenced operations. The initial shareholder of the International Equity Fund approved the former sub-advisory agreement on July 31, 2001.

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Under the GAM Agreement, GAM will manage the assets of the International Equity Fund that are allocated to it by the Investment Adviser. GAM has discretion pursuant to the GAM Agreement to purchase and sell securities for its allocated segment of International Equity Fund assets in accordance with the International Equity Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although GAM is subject to the overall supervision of the Board and officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The GAM Agreement discloses that GAM, may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide GAM with research, analysis, advice or similar services. The GAM Agreement also provides that GAM will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions effected on behalf of the Fund by GAM, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the International Equity Fund’s performance with respect to investments on its behalf made by GAM and make available to the Board and the Investment Adviser any economic, statistical and investment services that GAM normally makes available to its institutional investors or other customers.

The GAM Agreement does not protect GAM against liability to the International Equity Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the GAM Agreement. The GAM Agreement terminates automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s investment advisory agreement with the Investment Adviser. The GAM Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.	Amendment of the Sub-Advisory Agreement with Northern Trust Investments, N.A.

On February 23 and February 27, 2007, respectively, the Board and GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of each Fund, have approved an amendment to the fee schedule of the sub-advisory agreement between the Trust, GuideStone Capital Management and NTI (“Amended NTI Agreement”) on behalf of each Fund. The amendment will result in an increase of the aggregate advisory fee payable by each Fund in amount of less than 0.01% (one basis point).

At its February 22-23 meeting, the Board, including a majority of the Independent Trustees, considered the Amended NTI Agreement, as proposed by the Investment Adviser. The Board reviewed the proposed Amended NTI Agreement and the services proposed and analyzed the factors it deemed relevant, analyzing the nature and quality of the services to be provided to the Funds by NTI. Pursuant to the NTI Agreement and written guidelines provided by the Investment Adviser, NTI is responsible for monitoring and investing cash balances of each Fund, and may from time to time invest in long and/or short positions in derivative instruments, such as futures contacts, for the purpose of reducing market risk in certain market environments in

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anticipation of liquidity needs. The Board noted that the scope of the services provided by NTI under its sub-advisory agreement with Funds had increased, since the Investment Adviser had recently allocated assets of Funds to NTI for which NTI had not previously provided active cash management (as opposed to monitoring cash balances) services. In addition, the Board considered that the nature and quality of the services provided by NTI had become more complex since NTI proposed to implement new services involving the use of foreign derivative instruments. The Board noted that this would require NTI to dedicate greater resources to the implementation of its investment strategy on behalf of the Funds. The Board also reviewed information provided by NTI regarding the fees it charges to other investment companies for comparable services, noting that taking into account the proposed fee increase (which would result in an increase of less than 0.01% of the advisory fee payable by each Fund), the proposed compensation to be paid by the Funds under the Amended NTI Agreement compared favorably to the fees NTI charges other investment companies and was below NTI’s standard fee schedule.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of NTI. In addition, since January 1, 2006, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which NTI, any parent or subsidiary of the NTI or any subsidiary of a parent of such entities was or is to be a party.

NTI has been managing assets since it was founded in 1889. NTI and its subsidiaries have assets under management of approximately $697.2 billion as of December 31, 2006. More information about NTI can be found in Appendix D.

Comparison of Management Fees. The approval of the Amended NTI Agreement will result in an increase of the aggregate advisory fee payable by each Fund in amount of less than 0.01% (one basis point).

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During the fiscal year ended December 31, 2006, each Class of each Fund paid an investment advisory fee as follows:

TABLE A

Fund	Advisory Fee (as a percentage of net assets)
Flexible Income Fund	0.10%
Growth & Income Fund	0.10%
Capital Opportunities Fund	0.10%
Global Equity Fund	0.10%
Low-Duration Bond Fund	0.41%
Medium-Duration Bond Fund	0.43%
Extended-Duration Bond Fund	0.49%
Global Bond Fund	0.41%*
Equity Index Fund	0.16%
Real Estate Securities Fund	0.97%*
Value Equity Fund	0.67%
Growth Equity Fund	0.86%
Small Cap Equity Fund	0.98%
International Equity Fund	0.96%
Flexible Income Fund I	0.10%
Growth & Income Fund I	0.10%
Capital Opportunities Fund I	0.10%
Global Equity Fund I	0.10%
MyDestination 2005 Fund	0.10%*
MyDestination 2015 Fund	0.10%*
MyDestination 2025 Fund	0.10%*
MyDestination 2035 Fund	0.10%*
MyDestination 2045 Fund	0.10%*

*	These funds commenced operations on 12/29/06. The amounts in the table above represent the current advisory fees for the funds.

Because the Amended NTI Agreement will result in an increase of the aggregate advisory fee payable by each Fund in amount of less than 0.01% (one basis point), had the Amended NTI Agreement been in effect during the last fiscal year, the advisory fee paid by each Fund would not have differed from the amount stated in the above table.

Description of the Amended NTI Agreement. The Amended NTI Agreement became effective on February 27, 2007. This description of the Amended NTI Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix E. Except as to compensation and effective date, the terms of the Amended NTI Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Investment Adviser and the other entities that serve as sub-advisers to the Trust. The Amended NTI Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of each Fund, and also, in either event, if approved by a majority of the Independent Trustees.

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Under the Amended NTI Agreement, NTI manages the assets of each Fund that are allocated to it by the Investment Adviser. NTI has discretion pursuant to the Amended NTI Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with each Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although NTI is subject to the overall supervision of the Board and officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Amended NTI Agreement recognizes that NTI may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide NTI with research, analysis, advice or similar services. The Amended NTI Agreement also provides that NTI will (1) maintain all books and records required to be maintained by it pursuant to the “1940 Act” and the rules and regulations promulgated thereunder with respect to transactions NTI effects on behalf of each Fund, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth each Fund’s performance with respect to NTI’s investments on its behalf and make available to the Board and the Investment Adviser any economic, statistical and investment services that NTI normally makes available to its institutional investors or other customers.

The Amended NTI Agreement does not protect NTI against liability to a Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under that Agreement. The Amended NTI Agreement terminates automatically with respect to a Fund upon its assignment or upon the termination of a Fund’s Advisory Agreement with Investment Adviser. The Amended NTI Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Portfolio Transactions. For the fiscal year ended December 31, 2006, the Funds did not execute transactions through broker-dealers affiliated with the Funds’ sub-advisers directing the transactions.

By Order of the Board of Trustees,

Rodney Miller Vice President and Secretary

April 4, 2007

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APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Flexible Income Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	12,403,082.225	56%
Flexible Income Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	6,438,266.805	29%
Flexible Income Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	1,353,738.711	6%
Growth & Income Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	55,832,194.397	62%
Growth & Income Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	27,481,755.660	30%
Capital Opportunities Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	43,910,802.977	65%
Capital Opportunities Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	18,218,072.833	27%
Global Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	35,030,567.102	62%
Global Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	13,500,555.739	24%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	263,413,709.160	28%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ MED DURATION BOND FUND PO BOX 2190 DALLAS TX 75221-2190	151,618,463.010	16%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	143,700,911.930	15%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ VALUE EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	66,910,877.310	7%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ GROWTH EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	60,328,766.800	6%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ INT’L EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	43,302,827.930	5%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FLEXIBLE INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	18,192,931.862	34%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	15,445,570.772	29%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	6,346,143.561	12%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL PRESERVATION FUND PO BOX 2190 DALLAS TX 75221-2190	4,902,541.847	9%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	4,866,736.154	9%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	24,659,580.041	30%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	24,524,764.379	30%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	9,802,321.913	12%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	5,307,921.493	7%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL PRESERVATION FUND PO BOX 2190 DALLAS TX 75221-2190	4,674,626.308	6%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	3,984,961.453	5%
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,332,542.443	39%
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	8,888,270.321	28%
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	3,962,288.935	13%
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,533,850.131	11%
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	1,880,337.147	6%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	7,467,984.390	33%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	4,296,735.426	19%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,480,389.178	15%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,862,068.812	13%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,332,859.931	10%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	16,065,688.002	22%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	13,447,318.148	18%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	13,224,602.498	18%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	10,649,348.288	14%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	10,460,170.634	14%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	5,610,552.511	8%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	16,640,559.688	23%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	14,589,169.686	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	13,587,543.044	19%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	11,012,555.915	15%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	9,621,648.687	13%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	5,019,136.306	7%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	9,004,178.313	30%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	4,604,554.436	16%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	4,434,690.205	15%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,830,427.198	13%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,168,968.502	11%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,997,550.692	10%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	12,838,616.195	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	11,882,157.903	18%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	11,019,171.682	17%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	11,007,037.363	17%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	9,271,469.023	14%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	5,561,281.423	9%
Real Estate Securities Fund	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	6,058,032.363	49%
Real Estate Securities Fund	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	3,550,187.333	29%
Real Estate Securities Fund	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,852,942.271	15%
My Destination 2005 GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	312,301.667	51%
My Destination 2005 GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	185,038.902	30%
My Destination 2005 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	92,894.332	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
My Destination 2015 GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	1,168,479.173	58%
My Destination 2015 GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	708,833.427	35%
My Destination 2015 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	92,139.671	5%
My Destination 2025 GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	609,777.932	54%
My Destination 2025 GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	395,322.959	35%
My Destination 2025 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	91,382.747	8%
My Destination 2035 GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	298,134.690	55%
My Destination 2035 GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	140,384.240	26%
My Destination 2035 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	90,273.579	17%
My Destination 2045 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	88,763.708	35%
My Destination 2045 GS4 Class	GUIDESTONE FINANCIAL RESOURCES CHURCH ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	82,841.461	33%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
My Destination 2045 GS4 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	72,357.979	29%
Flexible Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	1,422,687.159	100%
Growth & Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,612,782.027	93%
Growth & Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	85,990.618	5%
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	784,279.693	87%
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	65,450.819	7%
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES NORTHCREEK CHURCH PO BOX 2190 DALLAS TX 75221-2190	52,311.433	6%
Global Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	1,357,518.485	96%
Money Market Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	4,821,346.140	100%
Low-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	561,483.711	96%
Medium-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,608,246.656	100%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Extended-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,953,379.838	100%
Equity Index Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,239,404.172	97%
Value Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,680,949.423	100%
Growth Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,037,875.125	98%
Small Cap Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,569,796.293	99%
International Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,510,620.959	98%
My Destination 2005 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	100,134.865	100%
My Destination 2015 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,703.888	100%
My Destination 2025 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,507.463	98%
My Destination 2035 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,409.543	100%
My Destination 2045 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,741.509	100%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Flexible Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	5,540,632.418	84%
Flexible Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	920,508.180	14%
Growth & Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	19,926,527.423	69%
Growth & Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	3,979,240.682	14%
Growth & Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES EMPLOYER ASSET PLAN PO BOX 2190 DALLAS TX 75221-2190	3,596,045.254	12%
Capital Opportunities Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	15,987,908.746	88%
Capital Opportunities Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	1,560,798.117	9%
Global Equity Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	10,788,030.430	84%
Global Equity Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	1,959,862.818	15%
Money Market Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	76,579,376.430	74%
Money Market Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	5,999,357.430	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FLEXIBLE INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	5,506,407.520	39%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	5,406,428.977	38%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,930,876.271	14%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	993,206.817	7%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	9,514,458.969	59%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	3,306,276.532	21%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	1,693,872.629	11%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	922,554.491	6%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	3,992,888.469	47%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	1,763,484.055	21%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,380,762.568	16%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,080,298.565	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	3,302,521.464	43%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	1,131,987.320	15%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,056,541.872	14%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	991,356.576	13%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	733,601.117	10%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	5,300,366.679	26%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	4,953,461.351	24%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,590,602.046	23%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	3,629,130.326	18%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	938,948.387	5%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	4,950,631.313	26%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	4,588,410.685	24%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,280,843.930	22%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	3,851,140.951	20%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	2,723,279.389	41%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	1,222,297.351	19%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,153,521.962	17%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	1,099,087.197	17%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	2,914,212.950	20%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	2,836,642.598	20%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	2,749,917.190	19%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES ANNUITY PLAN PO BOX 2190 DALLAS TX 75221-2190	2,619,184.299	18%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS2 Class	NORTHERN TRUST CO CUST FBO CHURCH OF THE NAZARENE PENSION PO BOX 92956 CHICAGO IL 60675-2956	1,212,769.195	8%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	807,905.785	6%
Flexible Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	607,994.975	95%
Flexible Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	31,909.496	5%
Growth & Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	632,194.121	68%
Growth & Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	274,629.061	29%
Capital Opportunities Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	580,593.755	74%
Capital Opportunities Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	204,255.896	26%
Global Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	541,341.116	89%
Global Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	62,872.729	10%
Money Market Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	5,353,808.120	98%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Low Duration Bond Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	561,277.259	99%
Medium Duration Bond Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	622,997.978	99%
Extended Duration Bond Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	687,709.323	100%
Equity Index Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	557,019.776	99%
Value Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	626,251.391	95%
Growth Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	521,376.434	98%
Small Cap Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	576,553.065	98%
International Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	492,233.176	98%
My Destination 2005 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	100,134.865	100%
My Destination 2015 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,703.888	99%
My Destination 2025 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,507.463	94%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 16th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
My Destination 2025 GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	6,258.932	6%
My Destination 2035 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,409.543	99%
My Destination 2045 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,741.410	99%

APPENDIX B

MORE INFORMATION ABOUT TBCAM

Located in Boston, Massachusetts, TBCAM was founded in 1970 by Boston Safe & Deposit Trust Company. TBCAM is a wholly-owned subsidiary of Mellon Financial Corporation. In December 2006, an announcement was released detailing the agreement to merge The Bank of New York and Mellon Financial Corporation. This agreement is expected to close on or about July 1, 2007. TBCAM’s total assets under management approximated $72.7 billion as of December 31, 2006. Of that total, roughly $40.2 billion was managed in dedicated developed international equity strategies.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of TBCAM:

Name	Position(s) with TBCAM/Principal Occupations

Corey A. Griffin

Education: B.A. - Harvard College, M.B.A - Harvard Business School

Business Background:

Chairman of TBCAM since 5/05;

Chief Executive Officer of TBCAM since 5/02;

Director of the TBCAM since 1/07;

Senior Vice President of Mellon Trust of New England, N.A. since 2/99;

Vice Chairman and Director of TBCAM Holdings, LLC from 9/01 to 1/07;

President of the Applicant from 5/02 to 5/05;

Chief Operating Officer of TBCAM from 9/01 to 4/02;

Senior Vice President of TBCAM from 3/99 to 4/02.

Patrick J. Sheppard

Education: B.S. – Fitchburg State College, Certified Management Accountant

Business Background:

President and Chief Operating Officer of TBCAM since 5/05;

Chief Executive Officer of Mellon Institutional Funds since 10/03;

Director of TBCAM since 1/07

Director of TBC General Partner, LLC since 7/03;

Director of TBCAM Holdings, LLC from 7/03 to 0/07;

Director of Mellon Global Alternatives Investments Funds PLC from 3/03 to 8/06;

Director of Mellon Global Alternatives Investments Funds Limited from 11/94 to 5/06

Director and Chairman of Mellon HBV Alternative Strategies, LLC from 7/02 to 5/06;

Director and Chairman of Mellon HBV Alternative Strategies UK Limited from 7/02 to 5/06;

B-1

Director of Standish Mellon Asset Management Company, LLC from 7/01 to 10/05;

Director of Newton Management Limited from 2/02 to 10/05;

Director of Mellon Equity Associates from 11/02 to 10/05;

Treasurer of Mellon Equity Associates from 5/99 to 10/05;

Treasurer of Mellon Capital Management Corporation from 11/98 to 10/05;

Trustee of Fixed Income (MA) Trust from 6/03 to 10/05;

Trustee of Fixed income (DE) Trust from 6/03 to 10/05;

Director of Mellon Overseas Investment Corporation from 6/02 to 6/05;

Senior Vice President and Chief Operating Officer of Mellon Institutional Asset Management from 1/02 to 5/05;

Director of Prime Advisors from 10/02 to 2/04;

Vice President and Chief Financial Officer of Mellon Institutional Asset Management from 11/98 to 01/02.

The business address of each person listed above is One Boston Place, Boston, MA 02108.

TBCAM also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the International Equity Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of February 28, 2007 (in millions)	Annual Investment Advisory Fee
FUND A	$64.8	1.0 % of average daily net assets
FUND B	$47	0.75 % of average daily net assets
FUND C	$12	1.0 % of average daily net assets
FUND D	$47	0.75 % of average daily net assets

B-2

APPENDIX C

MORE INFORMATION ABOUT GENESIS ASSET MANAGERS, LLP (“GAM”)

GAM is located at Barclays Court, Les Echelons, St. Peter Port, Guernsey GY1 6BA, Channel Islands.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of Genesis:

Name	Position(s) with GAM/Principal Occupations

Jeremy D. Paulson-Ellis	Chairman/Investment Manager

Karen L. Yerburgh	Managing Partner/Investment Manager*

Paul Ballantyne	Partner/Investment Manager*

Andrew Elder	Partner/Investment Manager*

*	Member of the Portfolio Coordination Team

The business address of each person listed above is c/o Genesis Investment Management, LLP, 21 Knightsbridge, London SW1X 7LY United Kingdom.

Listed below is information regarding the controlling persons or entities of GAM.

Controlling Person/Entity and Address	Basis of Control	Nature of Controlling Person/Entity’s Business

Affiliated Managers Group, Inc.	Majority ownership (through certain subsidiaries)	Asset management holding company

GAM also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the International Equity Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of 31 December, 2006 (in millions)	Annual Investment Advisory Fee
Fund A	US$300+ million	52 bps

C-1

APPENDIX D

MORE INFORMATION ABOUT NTI

NTI is located at 50 S. LaSalle, in Chicago, Illinois and manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of the Northern Trust Company, a holding company of the Northern Trust Corporation.

Listed below are the names, addresses and principal occupations during the past five years for the directors and principal executive officers of NTI:

Name	Position(s) with NTI/Principal Occupations

Carl P. Beckman	Chief Financial Officer

Orie Dudley	Chief Investment Officer / Director

Fredrick H. Waddell	Director

Lloyd Arno Wennlund	Director

Northern Trust Company	Shareholder

Terrence John Toth	Director / Chairman

Michael Angelo Vardas	Director

Mark Carlton Gossett	Senior Vice President / Director

Susan Jean Hill	Chief Compliance Officer

Lyle Logan	Senior Vice President

Jana Raye Schreuder	Director

The business address of each person listed above is 50 S. LaSalle, Chicago, IL 60606.

D-1

NTI also serves as investment adviser or sub-adviser to the following investment companies, comparable to the Funds, at the fee rates set forth below.

Fund	Approximate Net Assets as of (in millions)	Annual Investment Advisory Fee
Fund A	$231	0.50% of average daily net assets
Fund B	$424	0.40% of average daily net assets
Fund C	$327	0.35% of average daily net assets
Fund D	$3,200	0.19% of average daily net assets
Fund E	$127	0.80% of average daily net assets
Fund F	$3,200	0.19% of average daily net assets
Fund G	$3,546	0.10% of average daily net assets
Fund H	$105	1.01% of average daily net assets

D-2

APPENDIX E

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                                     , a registered investment advisor organized under the laws of the State of                      (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                                          are a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b) In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Indemnification.

(a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11. Representations of Adviser. The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the

Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16. Duration and Termination.

(a) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order.

Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Matt L. Peden. All notices provided to the Sub-Adviser will be sent to the attention of                                         .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                                          .1

GUIDESTONE FUNDS - 2401 Cedar Springs Road Dallas, Texas 75201

Attest:

By:			By:
	Name:	Rodney R. Miller		Name:	John Jones
	Title:	Vice President and Secretary		Title:	President

GUIDESTONE CAPITAL MANAGEMENT 2401 Cedar Springs Road Dallas, Texas 75201

Attest:

By:			By:
	Name:	Patricia A. Weiland		Name:	Rodric E. Cummins
	Title:	Senior Vice President and Chief Operating Officer		Title:	Senior Vice President and Chief Investment Officer

SUB-ADVISER

Attest:

By:		By:
	Name:		Name:
	Title:		Title:

[1]	Original Contract dated July 1, 2001

Amended as of November 6, 2001

Amended as of July 1, 2003

Amended and Restated as of September 13, 2005

Amended and Restated as of December 29, 2006

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.

2.	Report showing the derivative holdings.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.

2.	Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.

4.	All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.	Attribution analysis report.

7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.

8.	Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.	SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rouge trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.

3.	Current code of ethics and Rule 17j-1 certification paragraph.

4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.	Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.	Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.

5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.

6.	Meet with GuideStone Capital Management at least twice annually for a formal Fund Account review – once in GuideStone Capital Management’s office and once in the Sub-Adviser’s office.

7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.

9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.

10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

Sub-Advisory Fees

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and                     , (“Sub-Adviser”) relating to the                      (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISOR

Name	Title	Specimen Signature

John R. Jones	President

Rodney R. Miller	Vice President and Secretary

Jeffrey P. Billinger	Vice President and Treasurer

Rodric E. Cummins	Senior Vice President and Chief Investment Officer

Matt L. Peden	Vice President and Investment Officer

Patricia A. Weiland	Senior Vice President and Chief Operating Officer

Arthur Merritt	Chief Compliance Officer

Patrick Pattison	Financial Officer